UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2009
MannKind Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50865 (Commission File Number)	13-3607736 (IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California (Address of principal executive offices)		91355 (Zip Code)
Registrant’s telephone number, including area code: (661) 775-5300
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Index to Exhibits
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	On May 21, 2009, at the registrant’s annual meeting of stockholders, the stockholders approved an amendment to the 2004 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 5,000,000 shares. A copy of the amended plan is included as Exhibit 99.1 to this current report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	2004 Equity Incentive Plan, as amended.

2.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION
By:	/s/ DAVID THOMSON
	Name:	David Thomson, Ph.D., J.D.
	Title:	Corporate Vice President, General Counsel and Secretary

Dated: June 8, 2009

3.

Index to Exhibits

99.1	2004 Equity Incentive Plan, as amended.